Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	8/31/09	9/30/09	10/31/09	11/30/09	12/31/09	1/31/10
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	1,621	5,431	4,422	140	2,715	1,798
Investment securities, at market	342,524	321,073	263,633	258,177	230,158	237,365
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	30,000

TOTAL CURRENT ASSETS	404,145	386,504	328,055	318,317	292,873	269,163

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	2,428,472	2,428,472	1,691,146	1,691,146	1,691,146	1,691,146
Contingent claims	21,500,000	0	0	0	0	0

TOTAL OTHER ASSETS	23,928,472	2,428,472	1,691,146	1,691,146	1,691,146	1,691,146

TOTAL ASSETS	24,332,617	2,814,976	2,019,201	2,009,463	1,984,019	1,960,309

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted     February 9, 2010         Signed     /s/ Gary N Thompson          Printed Name of Signatory    Gary N Thompson

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	8/31/09	9/30/09	10/31/09	11/30/09	12/31/09	1/31/10
LIABILITIES:
Post-Petition debt (Sched. C)	27,921	28,111	11,340	14,418	32,285	20,563

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,184,235	138,184,425	138,167,654	138,170,732	138,188,599	138,176,877

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(8,810,822)	(30,328,653)	(31,107,657)	(31,120,473)	(31,163,784)	(31,175,772)

TOTAL SHAREHOLDERS EQUITY	(113,851,618)	(135,369,449)	(136,148,453)	(136,161,269)	(136,204,580)	(136,216,568)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	24,332,617	2,814,976	2,019,201	2,009,463	1,984,019	1,960,309

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	8/31/09	9/30/09	10/31/09	11/30/09	12/31/09	1/31/10
REVENUE:
Net investment income	565	550	560	545	331	209
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(8,880)	(8,695)	(8,705)	(8,703)	(8,679)	(4,498)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(1,375)	(950)	(27,999)	(1,075)	(30,344)	(5,006)
Accounting fees and expenses	0	(3,268)	(904)	0	0	0
Actuarial services	0	0	0	0	0	0
Insurance	0	0	0	0	0	(525)
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(1,693)	(4,175)	(3,259)	(2,251)	(3,686)	(1,027)
Overhead expenses	(862)	(787)	(789)	(759)	(736)	(789)
Miscellaneous	(526)	(507)	(582)	(573)	(197)	(351)

NET OPERATING INCOME / LOSS	(12,771)	(17,832)	(41,678)	(12,816)	(43,311)	(11,987)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Write-off of contingent claim (note)	0	(21,500,000)	0	0	0	0
Equity in operating earnings of AIC	940,478	0	(670,186)	0	0	0
Equity in unrealized losses of securities of AIC	(6,239)	0	(67,140)	0	0	0

TOTAL OTHER INCOME (EXPENSE)	934,239	(21,500,000)	(737,326)	0	0	0

NET INCOME (LOSS)	921,468	(21,517,832)	(779,004)	(12,816)	(43,311)	(11,987)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	8/31/09	9/30/09	10/31/09	11/30/09	12/31/09	1/31/10

CASH DIFFERENCE:
Current ending cash balance	1,621	5,431	4,422	140	2,715	1,798
Less ending prior month balance	(5,674)	(1,621)	(5,431)	(4,422)	(140)	(2,715)

NET CASH INCREASE (DECREASE)	(4,053)	3,810	(1,009)	(4,282)	2,575	(917)

SOURCES OF CASH:
Net income (loss)	921,468	(21,517,832)	(779,004)	(12,816)	(43,311)	(11,987)
Write-off of contingent claim	0	21,500,000	0	0	0	0
Equity in earnings and unrealized losses of AIC	(934,239)	0	737,326	0	0	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	8,443	21,452	57,441	5,456	28,020	0
Prepaid expenses & deposits	0	0	0	0	0	30,000
Increase in:
Post- petition debt	275	190	0	3,078	17,866	0
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	(4,053)	3,810	15,763	(4,282)	2,575	18,013

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	(7,208)
Decrease in:
Post- petition debt	0	0	(16,772)	0	0	(11,722)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	0	(16,772)	0	0	(18,930)

NET CASH INCREASE (DECREASE)	(4,053)	3,810	(1,009)	(4,282)	2,575	(917)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	8/31/09	9/30/09	10/31/09	11/30/09	12/31/09	1/31/10
TRADE ACCOUNTS PAYABLE	27,921	28,111	11,340	14,418	32,285	20,563
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	27,921	28,111	11,340	14,418	32,285	20,563